Stock Options	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
STOCK OPTIONS

NOTE 19—STOCK OPTIONS

The Company has reserved 2,400,000 shares under its 2018 Stock Incentive Plan (the "Plan"). The Plan was adopted by the board of directors on March 28, 2018, retroactive to February 23, 2018, as a vehicle for the recruitment and retention of qualified employees, officers, directors, consultants, and other service providers. The Plan is administered by the Board of Directors. The Company may issue, to eligible persons, restricted common stock, incentive and non-statutory options, stock appreciation rights and restricted stock units. The terms and conditions of awards under the Plan will be determined by the Board of Directors.

On February 23, 2018, the Board approved the grant of an aggregate of 2,400,000 non-statutory options under the 2018 Plan exercisable at $0.40 per share which expire February 23, 2023 in the amounts and to the following:

●	Rick Havenstrite, President and CEO – 1,000,000 options

●	Howard Crosby, Director – 1,000,000 options

●	John Ryan, Director – 200,000 options

●	Linde Havenstrite, Project Engineer – 200,000 options

The options were fully vested on the date of grant. Assumptions used in calculating the fair value during the year ended December 31, 2018 were as follows:

Annual dividend yield	-
Expected life (years)	5.0
Risk-free interest rate	2.54%
Expected volatility based on comparable peers	51.2%
Common stock price based on most recent sale of common stock for cash	$0.40

The fair value of the options of $456,000 was recognized as stock based compensation cost for the year ended December 31, 2018, which was included in general and administrative expenses.

Outstanding options at December 31, 2019 were 2,400,000, have a remaining life of 3.15 years, and had no intrinsic value. No options were granted, expired, or were exercised during the year ended December 31, 2019.